                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                           May 9, 1997  (May 7, 1997)
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                             AMERICAN BRANDS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      1-9076                 13-3295276
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification No.)



      l700 East Putnam Avenue, Old Greenwich, Connecticut      06870-0811
--------------------------------------------------------------------------------
         (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code      (203) 698-5000
                                                     ----------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events.
------    ------------

          Registrant's press releases dated May 7, 1997 with respect to receipt of a favorable ruling from the Internal Revenue Service and May 8, 1997 with respect to the commencement of a consent solicitation with respect to its outstanding U.S. registered debt are filed herewith as Exhibits 20a and 20b, respectively, and are incorporated herein by reference. The Consent Solicitation Statement dated May 9, 1997 distributed to holders of such debt securities in connection with such solicitation is filed herewith as Exhibit
99.1 and is incorporated herein by reference.

          In connection with the previously announced spin-off of Registrant's U.K. based Gallaher tobacco business, on May 8, 1997 Registrant entered into a Distribution Agreement, Tax Allocation Agreement, Interim Services Agreement and an Indemnification Agreement. Such agreements are filed herewith as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, and are incorporated herein by reference.

          The following exhibit is filed herewith as Exhibit 99.6 and is incorporated herein by reference:

               Exhibit 99.6 -- American Brands, Inc. and Subsidiaries (i) Quarterly Financial Data for 1996, (ii) Consolidated Statement of Income for the years ended December 31, 1996, 1995 and 1994, (iii) Consolidated Balance Sheet as of December 31, 1996 and 1995, (iv) Consolidated Statement of Cash Flows for the years ended December 31, 1996 and 1995 and (v) Information on Business Segments for the years ended December 31, 1996, 1995 and 1994, each of which has been restated to reflect the tobacco business as a discontinued operation.

References in such Exhibit to the Company are, unless the context otherwise requires, to Registrant.

          In addition, filed herewith as Exhibit 99.7 and incorporated herein by reference is a copy of Registrant's Fact Kit to be distributed at conferences held by Thomas C. Hays, the Chairman of the Board and Chief Executive Officer of Registrant, with analysts and other interested parties in connection with the previously announced spin-off of Registrant's U.K.-based Gallaher tobacco business. Information contained in the Fact Kit includes a compilation of information regarding the financial performance of Registrant, including some forward-looking statements. The following additional financial information will be made available at the aforementioned conferences:

Fortune Brands                                                      Financial Performance
($ in millions, except per share amounts)
------------------------------------------------------------------------------------------
                                                Pro Forma*   %        Pro Forma*     %
                                                   1996   Change       1Q97        Change
                                                  -----   ------   ------------   -------
Sales                                            $4,718      7.7%        $1,105       4.7%

Gross Margin % Sales                               39.5%     1.5%          40.6%      0.7%

EBITDA                                            $ 743      7.0%        $  170       6.5%

Contribution                                      $ 700      9.3%        $  152       1.7%
  % of Sales                                       14.8%     0.2%          13.7%    (0.5)%

Primary E.P.S.                                    $1.32      8.2%        $ 0.27      12.5%
                           (includes $0.60 goodwill)
Free Cash Flow                                    $ 123      6.7%        $   39      22.6%

* Includes approximately $1.25 billion net proceeds from Gallaher used for possible 10 million share repurchase and debt repayment 1/1/95. Excludes 1995 restructuring and businesses disposed. Assumes $0.80 anticipated dividend.



Item 7.   Financial Statements and Exhibits.
---------------------------------------

          (c)  Exhibits.
               --------

               20a. Press release of Registrant dated May 7, 1997.

               20b. Press release of Registrant dated May 8, 1997.

               99.1 Consent Solicitation Statement dated May 9, 1997.

               99.2 Distribution Agreement, dated as of May 8, 1997, among
                    Registrant, Gallaher Group Limited, Gallaher Limited and ATIC Group, Inc.

               99.3 Tax Allocation Agreement, dated as of May 8, 1997, among
                    Registrant, Gallaher Group Limited and Gallaher Limited.

               99.4 Interim Services Agreement, dated as of May 8, 1997, between
                    Registrant and Gallaher Group Limited.

               99.5 Indemnification Agreement, dated as of May 8, 1997, among
                    Registrant, Gallaher Group Limited, Gallaher Limited and ATIC Group, Inc.

               99.6 American Brands, Inc. and Subsidiaries (i) Quarterly
                    Financial Data for 1996, (ii) Consolidated Statement of Income for the years ended December 31, 1996, 1995 and 1994,
                    (iii) Consolidated Balance Sheet as of December 31, 1996 and 1995, (iv) Consolidated Statement of Cash Flows for the years ended December 31, 1996 and 1995 and (v)
                    Information on Business Segments for the years ended December 31, 1996, 1995 and 1994, each of which has been restated to reflect the tobacco business as a discontinued operation.

               99.7 Fact Kit to be distributed at conferences with analysts and other interested parties in connection with the previously announced spin-off of Registrant's U.K.-based Gallaher tobacco business.

                                   SIGNATURE
                                   ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         AMERICAN BRANDS, INC.
                                         ---------------------
                                              (Registrant)


                                         By /s/ Gilbert L. Klemann, II
                                           --------------------------------
                                           Gilbert L. Klemann, II
                                           Senior Vice President
                                              and General Counsel



Date:  May 9, 1997

                                 EXHIBIT INDEX



                                                            Sequentially
Exhibit                                                     Numbered Page
-------                                                     -------------


    20a.  Press release of Registrant dated
          May 7, 1997.

    20b.  Press release of Registrant dated
          May 8, 1997.

  99.1.   Consent Solicitation Statement dated
          May 9, 1997.

  99.2    Distribution Agreement, dated as of
          May 8, 1997, among Registrant,
          Gallaher Group Limited, Gallaher Limited and ATIC Group, Inc.

  99.3    Tax Allocation Agreement, dated as of
          May 8, 1997, among Registrant,
          Gallaher Group Limited and Gallaher Limited.

  99.4    Interim Services Agreement, dated as of
          May 8, 1997, between Registrant and
          Gallaher Group Limited.

  99.5    Indemnification Agreement, dated as of
          May 8, 1997, among Registrant,
          Gallaher Group Limited, Gallaher Limited and ATIC Group, Inc.

  99.6    American Brands, Inc. and Subsidiaries (i)
          Quarterly Financial Data for 1996,
          (ii) Consolidated Statement of Income for the years ended December 31, 1996, 1995 and 1994, (iii) Consolidated Balance Sheet as of December 31, 1996 and 1995, (iv)
          Consolidated Statement of Cash Flows for the years ended December 31, 1996 and 1995 and (v) Information on Business
          Segments for the years ended December 31, 1996, 1995 and 1994, each of which has been restated to reflect the tobacco business as a discontinued operation.

  99.7    Fact Kit to be distributed at
          conferences with analysts and other
          interested parties in connection with
          the previously announced spin-off of
          Registrant's U.K.-based Gallaher
          tobacco business.